UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  October 7, 2011

Adherex Technologies Inc.
(Exact Name of Registrant as Specified in Its Charter)

Canada	001-32295	20-0442384
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, North Carolina  27709
(Address of Principal Executive Offices) (Zip Code)

919-636-4530
(Registrant’s Telephone Number, Including Area Code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events

On October 7, 2011, Adherex Technologies, Inc. (the “Company”) issued a press release to announce a meeting with the FDA’s Pediatric Subcommittee of the Oncologic Drugs Advisory Committee which will discuss the development of Sodium Thiosulfate Injection, USP, 25% (STS) on November 1, 2011. The full text of the press release is furnished as Exhibit 99.1.

Exhibits

99.1      Press Release issued by Adherex Technologies, Inc. dated October 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 7, 2011	Adherex Technologies Inc.

	By:	/s/ Robert Andrade
Chief Financial Officer